Exhibit 10.2

AMENDMENT NO. 3 TO COAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 3 TO COAL SUPPLY AGREEMENT (“Amendment No. 3”), dated as of January 1, 2020, is by and between WESTMORELAND SAN JUAN MINING LLC, a Delaware limited liability company ("WSJM") and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“Utility”). WSJM and Utility may be referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, WSJM and Utility are parties to the Coal Supply Agreement dated as of July 1, 2015 (“CSA”), for the supply of coal for consumption in San Juan Generating Station (“SJGS”);

WHEREAS, Amendment No. 1 to the CSA (“Amendment No. 1”), establishes, among other things, the Sulfur Blending Charge, as defined in CSA §8.1(I), and the Sulfur Blending Program, as defined in CSA §5.2(E);

WHEREAS, actual and forecasted coal sales volumes for SJGS have significantly decreased since the adoption of Amendment No. 1;

WHEREAS, WSJM has provided Utility with information demonstrating that, due to the overall reduction in actual and forecasted coal sales volumes subsequent to the effectiveness of Amendment No. 1, WSJM would experience unrecovered mine development costs if WSJM were to comply with the requirements that “The gate roads for Panel 405 will be extended so that the set-up room of Panel 405 will be no further west than the set-up rooms for Panels 401 – 404”, set forth in Mine Plan Modifications §1.a of Exhibit P (Sulfur Blending Program) to the CSA (“Panel 405 Development Requirement”);
WHEREAS, WSJM has requested relief from the Panel 405 Development Requirement, or alternately, relief in the form of increased compensation for the unrecovered mine development costs if WSJM satisfies the Panel 405 Development Requirement;

WHEREAS, PNM and the other owners of SJGS desire to obtain the lower sulfur coal available by having WSJM comply with the Panel 405 Development Requirement.

AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendments: Articles 1 and 8 and Exhibit Q of the CSA are amended as follows:
1.1 Section 1.29 is amended by adding the following definition:
(CCC) “Panel 405 Development Adder”, defined in Section 8.1(I)a.
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EXECUTION VERSION

1.2 Section 8.1(I) of the CSA, Compensation, is hereby amended by adding the following paragraph as Subsection a:

a.Panel 405 Development Adder: The Sulfur Blending Charge in §8.1(I) shall be increased by $0.38/per ton for all applicable Tier 1 Ton Tonnage Allocation Amounts effective July 1, 2019 and continuing through the remainder of the Term.

1.3 Exhibit Q, Sulfur Blend Quarterly Price Adjustment Example, is modified to include the Panel 405 Development Adder as shown in attached Exhibit Q.

2. Other Terms and Conditions.
2.1 Defined Terms. All capitalized terms used in this Amendment No. 3 and not otherwise defined or modified herein shall have the meanings set forth in the CSA.

2.2 Full Force and Effect. Except as expressly amended by this Amendment No. 3, all other terms of the CSA and its amendments remain in full force and effect.

2.3 Counterparts. This Amendment No. 3 may be executed in one or more counterparts, including by facsimile or electronic signature, but each such counterpart shall be deemed an original and all such counterparts shall be deemed one and the same instrument.

2.4 Entire Amendment; Successors and Assigns. This Amendment No. 3 contains the entire understanding of the Parties and supersedes all prior agreements and understandings between the Parties relating to the subject matter herein. This Amendment No. 3 shall be binding upon and inure to the benefit of the Parties’ respective successors and permitted assigns.

2.5 No Further Adjustments: WSJM acknowledges and agrees that it will request no further adjustments to the CSA, as amended, on its own behalf or on behalf of its parent company or any subsidiary or affiliate for increased Panel 405 development costs regardless of the number of tons consumed by San Juan Generating Station over the remaining term of the CSA.

[Signature(s) are on following page(s)]

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EXECUTION VERSION

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 3 as of the date first written above.

PUBLIC SERVICE COMPANY OF NEW MEXICO By: /s/ Thomas Fallgren Name: Thomas Fallgren Title: VP PNM Generation	WESTMORELAND SAN JUAN MINING By: /s/ Jeremy D. Cottrell Name: Jeremy D. Cottrell Title: Secretary

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